Exhibit 99.2

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, adjusted earnings per share, adjusted income before taxes, adjusted operating expenses, return on net tangible assets, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes truckload segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 Adjustments • $16.2M in Q1 2022 and $11.7M in Q1 2021 of amortization expense from mergers and acquisitions • $5.1M in Q1 2022 and $1.2M in Q1 2021 of legal accrual expense • $0.8M in Q1 2022 of impairments 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Knight-Swift Consolidated Q1 2022 Q1 2021 Change (Dollars in thousands, except per share data) Total revenue $ 1,826,989 $ 1,223,014 49.4 % Revenue xFSC $ 1,647,878 $ 1,133,105 45.4 % Operating income $ 298,086 $ 162,259 83.7 % Adj. Operating Income 1 $ 320,117 $ 175,250 82.7 % Net income attributable to Knight-Swift 2 $ 208,337 $ 129,790 60.5 % Adj. Net income Attributable to Knight Swift 1 2 $ 224,863 $ 139,433 61.3 % Earnings per diluted share 2 $ 1.25 $ 0.77 62.3 % Adj. EPS 1 2 $ 1.35 $ 0.83 62.7 % KNX Q1 2022 Comparative Results 2 Q1 2022 results include the $13.1M after tax (or $0.08 of EPS) unrealized mark-to-market loss of our investment in Embark Trucks

4 Segment Overview 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Excludes intersegment transactions 3 Includes 7,561 trailers related to leasing activities recorded within our non-reportable operating segments for the first quarter of 2022 Truckload Q1 2022 TTM Q1 '22 Revenue xFSR 2 $ 941.5 M $ 3,750.0 M Adjusted Op Income $ 205.4 M $ 832.4 M Adjusted OR 78.2% 77.8% ~ 13,250 irregular and 4,700 dedicated tractors ~ 71,000 trailers 3 Intermodal Q1 2022 TTM Q1 '22 Revenue 2 $ 109.2 M $ 460.8 M Adjusted Op Income $ 15.2 M $ 53.8 M Adjusted OR 86.1% 88.3% ~ 600 tractors, 11,000 containers Logistics Q1 2022 TTM Q1 '22 Revenue 2 $ 280.2 M $ 963.1 M Adjusted Op Income $ 39.9 M $ 127.0 M Adjusted OR 85.7% 86.8 % Less-than-Truckload Q1 2022 Revenue xFSR $ 214.7 M Adjusted Op Income $ 30.3 M Adjusted OR 85.9% - Approximately 100 Service Centers - Terminal door count over 4,300 Q1 2022 Revenue Diversification Truckload 57% LTL 13% Logistics 17% Other 6% Intermodal 7% 1 1 1

5 • 29.4% year-over-year improvement in Adjusted Operating Income • 78.2% Adjusted Operating Ratio in Q1 2022 compared to 81.8% the previous year • Shorter length of haul opportunities partially contributing to a 22.9% increase in revenue per loaded mile and a 9.6% decrease in miles per tractor • Continued investment in trailers which now exceed 71k • Truck count of 17,965 average tractors compared to 17,955 in Q4 2021 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Truckload Operating Statistics Q1 2022 Q1 2021 Change Average revenue per tractor $52,409 $47,894 9.4 % Average tractors 17,965 18,224 (1.4%) Average trailers 71,310 59,797 19.3 % Miles per tractor 18,916 20,928 (9.6%) Truckload Financial Metrics Q1 2022 Q1 2021 Change (Dollars in thousands) Revenue xFSC $941,534 $872,814 7.9 % Operating income $205,117 $158,483 29.4 % Adjusted Operating Income 1 $205,441 $158,807 29.4 % Operating ratio 81.0% 83.5% (250 bps) Adjusted Operating Ratio 1 78.2% 81.8% (360 bps) Operating Performance – Truckload

6 • $30.3M of Adjusted Operating Income • 85.9% Adjusted Operating Ratio in Q1 2022 a sequential improvement of 410 bps from Q4 2021 • 12.0% increase in LTL Revenue xFSC per shipment compared to proforma Q1 2021 • 13.8% increase in revenue xFSR per hundredweight compared to proforma Q1 2021 • Purchased 6 terminals, 5 in Texas and 1 in Las Vegas • Capturing multiple synergy opportunities with more to come LTL Operating Statistics Q1 2022 LTL shipments per day 18,783 LTL weight per shipment 1,098 LTL revenue xFSR per hundredweight $13.73 LTL revenue xFSR per shipment $150.70 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. LTL Financial Metrics Q1 2022 (Dollars in thousands) Revenue xFSC $214,675 Operating income $26,377 Adjusted Operating Income 1 $30,322 Operating ratio 89.7% Adjusted Operating Ratio 1 85.9% Operating Performance – LTL

7 • 427.1% increase in Adjusted Operating income to $39.9M with minimal capital investment • 76.9% increase in load count • Power-only revenue more than quadrupled, driving a 142.1% increase in total Logistics revenue • 85.7% Adjusted Operating Ratio during the quarter, a 780 basis point improvement from the prior year • 20.2% Gross margin for Q1 representing a 580 basis point improvement from the prior year 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Operating Statistics Q1 2022 Q1 2021 Change Revenue per load $2,697 $1,971 36.8 % Gross margin 20.2% 14.4% 580 bps Logistics Financial Metrics Q1 2022 Q1 2021 Change (Dollars in thousands) Revenue ex intersegment $280,171 $115,722 142.1 % Operating income $39,601 $7,577 422.6 % Adjusted Operating Income 1 $39,935 $7,577 427.1 % Operating ratio 86.0% 93.6% (760 bps) Adjusted Operating Ratio 1 85.7% 93.5% (780 bps) Operating Performance – Logistics

8 • $11.7M year-over-year improvement in Operating Income • 86.1% Operating Ratio during Q1 2022 compared with 96.8% the prior year • 35.9% year-over-year increase in average revenue per load • Chassis allocations and network disruption from switching rail providers contributed to a 24.9% decrease in load counts from Q1 2021 • Load volumes expected to increase sequentially leading to year-over-year increases in the back half of 2022 Intermodal Operating Statistics Q1 2022 Q1 2021 Change Average revenue per load $3,465 $2,549 35.9 % Load count 31,515 41,968 (24.9%) Average tractors 584 597 (2.2%) Average containers 11,027 10,846 1.7 % Intermodal Financial Metrics Q1 2022 Q1 2021 Change (Dollars in thousands) Revenue ex intersegment $109,192 $106,971 2.1 % Operating income $15,170 $3,457 338.8 % Operating ratio 86.1% 96.8% (1,070 bps) Operating Performance – Intermodal

9 • $67.0M increase in Revenue driven by expanded insurance and maintenance services provided to 3rd party carriers, and additional equipment leasing and warehousing activities • $19.1M year-over-year improvement in Operating Income • Expect year-over-year growth in revenue and operating income in 2022 Non-Reportable Financial Metrics Q1 2022 Q1 2021 Change (Dollars in thousands) Revenue $117,639 $50,669 132.2 % Operating income (loss) $11,821 $(7,258) 262.9 % Operating Performance – Non-Reportable

10 TTM Free Cash Flow 2018 - Q1 2022 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 $0M $1,000M $250M $500M $750M $1,250M Increasing Shareholder Value • Free Cash Flow1 of $352.4M in Q1 and $998.3M TTM • Generated a Return on Net Tangible Assets1 of 23.8% TTM • Increased dividend $0.02 or 20% during the quarter • Repurchased $150M of shares in Q1 • During the quarter, paid down $153.1M in long-term debt and leases (1) See GAAP to non-GAAP reconciliation in the schedules following this presentation. 1

KNX - An Industrial Growth Company

GROWTH

- LTL strength with organic expansion and M&A opportunities
- Logistics & Power Only
- New Intermodal network and container investment
- Iron Truck Services (insurance, maintenance, etc.)
- Improving seated trucks
- Adding terminals
- Dedicated pipeline
- Equipment leasing
- Warehousing

DIVERSIFICATION

- 13% of revenue is LTL
- 30% of revenue is asset light (Logistics, Intermodal, Other)
- Truckload consists of over-the-road, dedicated, port, expedited, refrigerated, flatbed and cross border operations

RESILIENCE

- 71k+ Trailers
- Over 90% of dry van truckload moves involve a trailer pool
- Nearly 40% of Logistics moves leverage a company trailer
- LTL consistent and durable through freight cycles
- Structural and lasting improvements within the Swift business
- 14% of revenue is multi-year contracted truckload business
- 24% of revenue is derived from business with variable cost models

11

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION
KNIGHT • SWIFT • AAA COOPER • BARR-NUNN • ABLIENE • MME

12 Trucking Intermodal Logistics LTL Non-Reportable 2017 2018 2019 2020 2021 Q1 2022 0% 20% 40% 60% 80% 100% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 Diversification leading to consistent performance Substantial improvement in earnings as a result of significant margin improvements at Swift, growth in our Logistics business, development in new businesses, and investment in an LTL network Percent of Adjusted Operating Income 1 Rolling 4 Quarter Adjusted EPS 1. 2017 Pro forma historical information includes the results of Swift prior to the 2017 merger. This information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X

13 200+ Locations Not Easily Replicated Full Truckload • 18,000 Tractors • 71,000 Trailers • Cross-Border & Mexico Less-Than-Truckload • 3,100 Tractors • 8,300 Trailers • 4,300+ Doors

14 Environmental, Social & Corporate Governance ("ESG")

15 • Strong contract rates lead to an increase in commitments with less spot exposure • Trailer pool capacity remains at a premium • Declining spot rates, historically high used equipment market, limited availability to new equipment and high fuel costs increase barriers to entry • LTL demand remains strong with increases in revenue per hundredweight remaining in the double digits • Sourcing and retaining drivers remains challenging • Inflationary pressure on equipment, maintenance, labor and other cost items • Used equipment market remains strong but begins to normalize late in the year • Uncertainty in the market based on China lockdowns, significant inflation, war overseas, and consumer confidence Market Outlook FY 2022

16 Expected Adjusted EPS for the full year 2022 of $5.20 - $5.40, an increase from previous quarter's full year guidance of $5.10 - $5.30 Full Year Guidance Assumptions • Double digit truckload contract rate increases while spot rates moderate year-over-year • Stable truck count with a modest sequential improvement in miles per tractor • Strong Intermodal margins in the first half but normalizing to an Adjusted Operating Ratio the high 80's to low 90's by the end of the year. • Intermodal Load volume down year-over-year in the first half but growing in the back half of the year • Logistics revenue growth over 30% with an Operating Ratio in the high 80's to low 90's • Year-over-year increases in LTL revenue with improved margins • Continued growth in revenue and operating income in non-reportable • Inflationary pressure in most cost areas including driver-related expenses, maintenance, equipment, and non-driving labor • Net Cash Capex for the full year 2022 expected range of $550M - $600M • Higher than normal equipment gains on sale but moderating from Q1 • Approximate tax rate of 25.0% for the full year 2022 2022 Guidance

Appendix

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio 1 2 (Unaudited) Quarter Ended March 31, 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 1,826,989 $ 1,223,014 Total operating expenses (1,528,903) (1,060,755) Operating income $ 298,086 $ 162,259 Operating ratio 83.7% 86.7 % Non-GAAP Presentation Total revenue $ 1,826,989 $ 1,223,014 Truckload fuel surcharge (179,111) (89,909) Revenue, excluding truckload fuel surcharge 1,647,878 1,133,105 Total operating expenses 1,528,903 1,060,755 Adjusted for: Truckload fuel surcharge (179,111) (89,909) Amortization of intangibles 3 (16,166) (11,749) Impairments 4 (810) — Legal accruals 5 (5,055) (1,242) Adjusted Operating Expenses 1,327,761 957,855 Adjusted Operating Income $ 320,117 $ 175,250 Adjusted Operating Ratio 80.6% 84.5%

Non-GAAP Reconciliation Adjusted Operating Income and Adjusted Operating Ratio (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of MME and its subsidiaries prior to its acquisition by Knight-Swift on December 6, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition and other acquisitions. 4 "Impairments" reflects the non-cash impairment of building improvements (within our non-reportable segments). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First quarter 2022 legal expense reflect costs related to certain settlements and class action lawsuits arising from employee and and contract related matters. • First quarter 2021 legal costs related to certain class action lawsuits arising from employee and contract related matters.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2022 2021 (Dollars in thousands, except per share data) GAAP: Net income attributable to Knight-Swift $ 208,337 $ 129,790 Adjusted for: Income tax expense attributable to Knight-Swift 69,174 45,329 Income before income taxes attributable to Knight-Swift 277,511 175,119 Amortization of intangibles 3 16,166 11,749 Impairments 4 810 — Legal accruals 5 5,055 1,242 Adjusted income before income taxes 299,542 188,110 Provision for income tax expense at effective rate (74,679) (48,677) Non-GAAP: Adjusted Net Income Attributable to Knight-Swift $ 224,863 $ 139,433 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight- Swift. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

Non-GAAP Reconciliation Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 2 (Unaudited) Quarter Ended March 31, 2022 2021 GAAP: Earnings per diluted share $ 1.25 $ 0.77 Adjusted for: Income tax expense attributable to Knight-Swift 0.42 0.27 Income before income taxes attributable to Knight-Swift 1.67 1.04 Amortization of intangibles 3 0.10 0.07 Impairments 4 — — Legal accruals 5 0.03 0.01 Adjusted income before income taxes 1.80 1.12 Provision for income tax expense at effective rate (0.45) (0.29) Non-GAAP: Adjusted EPS $ 1.35 $ 0.83 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Truckload Segment 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 1,080,531 $ 962,947 Total operating expenses (875,414) (804,464) Operating income $ 205,117 $ 158,483 Operating ratio 81.0% 83.5 % Non-GAAP Presentation Total revenue $ 1,080,531 $ 962,947 Fuel surcharge (138,661) (89,909) Intersegment transactions (336) (224) Revenue, excluding fuel surcharge and intersegment transactions 941,534 872,814 Total operating expenses 875,414 804,464 Adjusted for: Fuel surcharge (138,661) (89,909) Intersegment transactions (336) (224) Amortization of intangibles 2 (324) (324) Adjusted Operating Expenses 736,093 714,007 Adjusted Operating Income $ 205,441 $ 158,807 Adjusted Operating Ratio 78.2% 81.8% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.

Non-GAAP Reconciliation Quarter Ended March 31, Logistics Segment 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 282,039 $ 118,887 Total operating expenses (242,438) (111,310) Operating income $ 39,601 $ 7,577 Operating ratio 86.0% 93.6 % Non-GAAP Presentation Total revenue $ 282,039 $ 118,887 Intersegment transactions (1,868) (3,165) Revenue, excluding intersegment transactions 280,171 115,722 Total operating expenses 242,438 111,310 Adjusted for: Intersegment transactions (1,868) (3,165) Amortization of intangibles 2 (334) — Adjusted Operating Expenses 240,236 108,145 Adjusted Operating Income $ 39,935 $ 7,577 Adjusted Operating Ratio 85.7% 93.5 % Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) LTL Segment 2 Quarter Ended March 31, 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 255,125 Total operating expenses (228,748) Operating income $ 26,377 Operating ratio 89.7 % Non-GAAP Presentation Total revenue $ 255,125 Fuel surcharge (40,450) Revenue, excluding fuel surcharge 214,675 Total operating expenses 228,748 Adjusted for: Fuel surcharge (40,450) Amortization of intangibles 3 (3,945) Adjusted Operating Expenses 184,353 Adjusted Operating Income $ 30,322 Adjusted Operating Ratio 85.9% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the ACT and MME acquisitions.

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) Quarter Ended March 31, Intermodal Segment 2022 2021 GAAP Presentation (Dollars in thousands) Total revenue $ 109,222 $ 107,066 Total operating expenses (94,052) (103,609) Operating income $ 15,170 $ 3,457 Operating ratio 86.1% 96.8 % Non-GAAP Presentation Total revenue $ 109,222 $ 107,066 Intersegment transactions (30) (95) Revenue, excluding intersegment transactions 109,192 106,971 Total operating expenses 94,052 103,609 Adjusted for: Intersegment transactions (30) (95) Adjusted Operating Expenses 94,022 103,514 Adjusted Operating Income $ 15,170 $ 3,457 Adjusted Operating Ratio 86.1% 96.8% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.

Truckload Segment Three Months Ended March 31, 2022 Year Ended December 31, 2021 Three Months Ended March 31, 2021 TTM March 31, 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 1,080,531 $ 4,098,005 $ 962,947 $ 4,215,589 Total operating expenses (875,414) (3,313,569) (804,464) (3,384,519) Operating income $ 205,117 $ 784,436 $ 158,483 $ 831,070 Operating ratio 81.0% 80.9% 83.5% 80.3 % Non-GAAP Presentation Total revenue $ 1,080,531 $ 4,098,005 $ 962,947 $ 4,215,589 Fuel surcharge (138,661) (415,606) (89,909) (464,358) Intersegment transactions (336) (1,128) (224) (1,240) Revenue, excluding fuel surcharge and intersegment transactions 941,534 3,681,271 872,814 3,749,991 Total operating expenses 875,414 3,313,569 804,464 3,384,519 Adjusted for: Fuel surcharge (138,661) (415,606) (89,909) (464,358) Intersegment transactions (336) (1,128) (224) (1,240) Amortization of intangibles 2 (324) (1,295) (324) (1,295) Impairments 3 — (41) — (41) Adjusted Operating Expenses 736,093 2,895,499 714,007 2,917,585 Adjusted Operating Income $ 205,441 $ 785,772 $ 158,807 $ 832,406 Adjusted Operating Ratio 78.2% 78.7% 81.8% 77.8 % Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions. 3 "Impairments" reflects the following non-cash impairments related to certain revenue equipment held for sale (within the non-reportable segments and the Truckload segment).

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the UTXL acquisition. Logistics Segment Three Months Ended March 31, 2022 Year Ended December 31, 2021 Three Months Ended March 31, 2021 TTM March 31, 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 282,039 $ 817,003 $ 118,887 $ 980,155 Total operating expenses (242,438) (723,083) (111,310) (854,211) Operating income $ 39,601 $ 93,920 $ 7,577 $ 125,944 Operating ratio 86.0% 88.5% 93.6% 87.2 % Non-GAAP Presentation Total revenue $ 282,039 $ 817,003 $ 118,887 $ 980,155 Intersegment transactions (1,868) (18,314) (3,165) (17,017) Revenue, excluding intersegment transactions 280,171 798,689 115,722 963,138 Total operating expenses 242,438 723,083 111,310 854,211 Adjusted for: Intersegment transactions (1,868) (18,314) (3,165) (17,017) Amortization of intangibles 2 (334) (765) — (1,099) Adjusted Operating Expenses 240,236 704,004 108,145 836,095 Adjusted Operating Income $ 39,935 $ 94,685 $ 7,577 $ 127,043 Adjusted Operating Ratio 85.7% 88.1% 93.5% 86.8%

Non-GAAP Reconciliation Segment Adjusted Operating Income and Adjusted Operating Ratio 1 (Unaudited) 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. Intermodal Segment Three Months Ended March 31, 2022 Year Ended December 31, 2021 Three Months Ended March 31, 2021 TTM March 31, 2022 GAAP Presentation (Dollars in thousands) Total revenue $ 109,222 $ 458,867 $ 107,066 $ 461,023 Total operating expenses (94,052) (416,807) (103,609) (407,250) Operating income $ 15,170 $ 42,060 $ 3,457 $ 53,773 Operating ratio 86.1% 90.8% 96.8% 88.3 % Non-GAAP Presentation Total revenue $ 109,222 $ 458,867 $ 107,066 $ 461,023 Intersegment transactions (30) (284) (95) (219) Revenue, excluding intersegment transactions 109,192 458,583 106,971 460,804 Total operating expenses 94,052 416,807 103,609 407,250 Adjusted for: Intersegment transactions (30) (284) (95) (219) Adjusted Operating Expenses 94,022 416,523 103,514 407,031 Adjusted Operating Income $ 15,170 $ 42,060 $ 3,457 $ 53,773 Adjusted Operating Ratio 86.1% 90.8% 96.8% 88.3%

Non-GAAP Reconciliation Return on Net Tangible Assets 1 (Unaudited) March 31, 2022 2021 (Dollars in thousands) Total Assets $ 10,695,806 $ 8,519,475 Adjusted for: Intangible assets, net (1,814,883) (1,393,346) Goodwill (3,518,589) (2,958,709) Tangible Assets $ 5,362,334 $ 4,167,420 Total Liabilities $ 4,114,863 $ 2,570,137 Adjusted for: Revolving line of credit, finance lease obligations, and long-term debt (1,706,144) (626,439) Accounts receivable securitization (278,539) (198,957) Deferred income tax liabilities (881,287) (797,019) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 1,248,893 $ 947,722 Net Tangible Assets $ 4,113,441 $ 3,219,698 Average Net Tangible Assets $ 3,666,570 Adjusted Net Income $ 873,611 Return on Net Tangible Assets 23.8% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

Non-GAAP Reconciliation Adjusted Income Before Income Taxes and Adjusted Net Income 1 2 (Unaudited) Three Months Ended March 31, 2022 Year Ended December 31, 2021 Three Months Ended March 31, 2021 TTM March 31, 2022 (Dollars in thousands) GAAP: Net income attributable to Knight-Swift $ 208,337 743,388 129,790 821,935 Adjusted for: Income tax expense attributable to Knight-Swift 69,174 230,887 45,329 254,732 Income before income taxes attributable to Knight-Swift 277,511 974,275 175,119 1,076,667 Amortization of intangibles 3 16,166 55,299 11,749 59,716 Impairments 4 810 299 — 1,109 Legal accruals 5 5,055 (2,481) 1,242 1,332 Transaction fees 6 — 4,445 — 4,445 Write-off of deferred debt issuance costs 7 — 1,024 — 1,024 Adjusted income before income taxes 299,542 1,032,861 188,110 1,144,293 Provision for income tax expense at effective rate (74,679) (244,680) (48,677) (270,682) Non-GAAP Adjusted Net Income Attributable to Knight Swift $ 224,863 $ 788,181 $ 139,433 $ 873,611 1 Pursuant to the requirements of Regulation G, this table reconciles Knight-Swift's GAAP Income before income taxes to Knight-Swift's non-GAAP Adjusted Income before Income Taxes and Adjusted Net Income. 2 The reported results do not include the results of operations of ACT and its subsidiary prior to its acquisition by Knight-Swift on July 5, 2021 in accordance with the accounting treatment applicable to the transaction. The reported results do not include the results of operations of MME and its subsidiaries prior to its acquisition by Knight-Swift on December 6, 2021 in accordance with the accounting treatment applicable to the transaction. 3 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger, the July 5, 2021 ACT acquisition, and other acquisitions. 4 "Impairments" reflects the following non-cash impairments: • First quarter 2022 impairment reflects the non-cash impairment of building improvements (within our non-reportable segments).; • 2021 impairments related to certain revenue equipment held for sale (within the non-reportable segments and the Truckload segment). 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • First quarter 2022 legal expense reflect costs related to certain settlements and class action lawsuits arising from employee and and contract related matters. • Third quarter 2021 reversal related to an accrued legal matter previously identified as probable in 2019. This was based on the recent decision of the appellate court, resulting in a change to a remote likelihood that a loss was incurred. Additional 2021 legal costs relate to certain class action lawsuits arising from employee and contract related matters. 6 "Transaction fees consist of legal and professional fees associated with the acquisitions of UTXL, ACT, and MME. The transaction fees are included within "Miscellaneous operating expense" in the condensed consolidated statements of comprehensive income. 7 "Write-off of deferred debt issuance costs" is included within "Other income, net" in the condensed consolidated statements of comprehensive income for 2021. The loss was incurred as a result of replacing the 2017 Debt Agreement with the 2021 Debt Agreement in September

Non-GAAP Reconciliation Free Cash Flow 1 (Unaudited) Three Months Ended March 31, 2022 Year Ended December 31, 2021 Three Months Ended March 31, 2021 TTM March 31, 2022 GAAP: Cash flows from operations $ 456,860 $ 1,190,153 $ 306,113 $ 1,340,900 Adjusted for: Proceeds from sale of property and equipment, including assets held for sale 60,532 252,080 67,175 245,437 Purchases of property and equipment (164,974) (534,096) (111,020) (588,050) Non-GAAP: Free cash flow $ 352,418 $ 908,137 $ 262,268 $ 998,287 1 Pursuant to the requirements of Regulation G, this table reconciles cash flows from operations to Free Cash Flow.